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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07318

                        Pioneer Series Trust VIII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2010 through November 30, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                       Pioneer International
                       Value Fund
--------------------------------------------------------------------------------
                       Annual Report | November 30, 2011
--------------------------------------------------------------------------------

                       Ticker Symbols:
                       Class A   PIIFX
                       Class B   PBIFX
                       Class C   PCITX
                       Class Y   INVYX


                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         24

Notes to Financial Statements                                                32

Report of Independent Registered Public Accounting Firm                      42

Approval of Investment Advisory Agreement                                    44

Trustees, Officers and Service Providers                                     48


               Pioneer International Value Fund | Annual Report | 11/30/11     1

President's Letter


Dear Shareowner,

During the first three quarters of 2011, the U.S. economy struggled to gain solid footing. The economy went through a soft patch in the first half, and the second half, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. After rallying nicely in the first half, U.S. equity markets reacted sharply this summer to the political stalemate and the downgrade. There has been continued pressure on equities due to concerns about the growing European sovereign-debt crisis and its potential impact on the global economy.

Despite legitimate reasons for concern, we believe there are also reasons for optimism that the U.S. economy will continue to exhibit modest growth and is not headed into a severe recession. Corporations continue to post solid earnings and, for the most part, are maintaining their positive earnings outlooks. They also have strong balance sheets with improved net leverage and high cash levels. Auto production has rebounded following the Japanese supply-chain interruptions caused by the earthquake and tsunami last spring. Retail sales growth year-over-year has remained steady despite low consumer confidence. And despite high unemployment in the U.S., private sector employment has grown consistently, albeit modestly, since February 2010. There are certainly risks to our outlook, including possible contagion from the European sovereign-debt and banking crisis, the fiscal drag from federal and state budget cuts in the U.S., as well as potential "negative feedback loops" from capital-market volatility. But broadly speaking, we think the subpar economic recovery is consistent with recoveries from other "balance sheet"-caused recessions.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good investment opportunities in both equity and bond markets, using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.


2    Pioneer International Value Fund | Annual Report | 11/30/11

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,


/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


               Pioneer International Value Fund | Annual Report | 11/30/11     3

Portfolio Management Discussion | 11/30/11

Equity markets experienced sharp swings during Pioneer International Value Fund's fiscal year ended November 30, 2011, in response to global economic concerns. In the following interview, Marco Pirondini, head of equities, U.S., and portfolio manager for Pioneer in Boston, and Andrea Salvatori, senior vice president, portfolio manager, and a member of Pioneer's international investment team in Dublin, Ireland, discuss the factors that influenced the Fund's performance over the 12-month period, and their investment strategy for managing the portfolio amid the market volatility.

Q How did the Fund perform during the 12 months ended November 30, 2011?

A Pioneer International Value Fund Class A shares returned -2.84% at net asset value during the 12 months ended November 30, 2011, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index1 (the MSCI Index), returned -3.68%. During the same 12-month period, the average return of the 212 mutual funds in Lipper's International Multi-Cap Core Funds category was -5.02%. Thanks in large part to defensive positioning, which curtailed the portfolio's exposure to European financials stocks, the Fund outperformed its MSCI Index benchmark and Lipper peer funds category average. The bulk of the outperformance was achieved during the July to September 2011 period, when international markets fell sharply.

Q How would you characterize the investment environment for international stocks during the 12 months ended November 30, 2011?

A The 12-month reporting period was a tale of two halves, with the first six months of the period characterized by a tepid economic recovery and some easing of financial stresses, enabling international markets to post double-digit returns. However, by the summer months, renewed fears about Europe's sovereign-debt woes and the future of the euro currency, the U.S. budget debate, and slowing economic growth in China raised questions about the state of the global recovery. With signs of economic activity moderating in the major industrial economies, investors became more cautious and sold higher-risk assets. The sell-off pushed international stock markets lower during the second half of the reporting period, despite a relief rally in the month of October when euro fears temporarily eased.

Q Are you optimistic about the future of the euro and the European Monetary
  Union (EMU)?

A We believe that the euro will survive the crisis, as the Europeans appear to be working on a solution that could eventually bring about a better and


4    Pioneer International Value Fund | Annual Report | 11/30/11
  more sustainable framework. Just following the close of the reporting period, after November 30, 2011, all 17 nations of the EMU agreed to sign a treaty that grants a central authority closer oversight of their budgets. However, we believe the long-term adjustments and costs associated with having a closer fiscal union in order to save the single currency will be painful for the member nations.

  We believe that deleveraging and austerity measures will bring Europe closer to resembling the Japanese malaise of the past decade, and will be characterized by tight liquidity, minimal growth, and deflation. However, we trust that the European Central Bank (ECB) will actively moderate the process and take the necessary steps to promote stability by infusing liquidity into the financial markets, thus avoiding the more pessimistic scenarios. We would not be surprised to see the ECB move in the same direction as the Federal Reserve Board (the Fed) and lower short-term interest rates to near-zero levels. As if to underscore our line of thinking, the ECB reduced interest rates for a second straight month in December 2011, shortly after the Fund's fiscal year ended, in order to stimulate bank lending and fight off a recession.

Q Did you make any significant changes to your investment strategy for the Fund during the 12-month period ended November 30, 2011?

A Throughout the Fund's fiscal year, we maintained a defensive bias in the Fund's portfolio in order to minimize price volatility. The positioning was defined by a below-benchmark weighting in European banks and commodity-related stocks. During the second half of the reporting period, from June 1, 2011, through November 30, 2011, with international markets declining, we found valuations to be compelling, particularly in the financials and consumer discretionary sectors. That said, we still adhered to a strategy that has been consistently rewarding during these turbulent times, one which seeks companies with strong balance sheets. We also have been paying more attention to the dividend-yield attributes of international stocks, as income from dividends can help provide a buffer in volatile markets. Needless to say, stock-picking has been very difficult in the volatile market environment that we've seen over the past several months, a volatility driven more by macroeconomic factors than corporate fundamentals in our view. The volatility trends have resulted in several swings in investors' attitude regarding risk, which have often dragged down both individual stocks and entire sectors indiscriminately.

Q Did you change the Fund's geographic distribution materially in response to the challenges facing the EMU during the 12 months ended November 30, 2011?


A The recent economic and financial challenges across Europe have contributed to a broad-based economic slowdown in the region. As occurred


               Pioneer International Value Fund | Annual Report | 11/30/11     5
  during the financial crisis of 2008, when the majority of the established industrialized countries slid into recession, the dynamic growth of and demand emanating from the emerging economies has been helping to lead the global economy today. In contrast, the established economies of Europe and the United States have been struggling against unfavorable demographic trends and excessive debt. As a result, there has been an ever-increasing outflow of investor capital from the developed markets into the new and attractive markets in Asia, southeastern Europe and Latin America.

  We have increased the Fund's exposure to Latin America at the expense of Asia -- particularly in the Brazilian banking sector, where we found especially compelling opportunities. But we also are mindful of the fact that, in the absence of solvency issues, current valuations in the European equity markets do represent interesting buying opportunities for the medium term, on a case-by-case basis. Thus, we did not materially change the Fund's allocation to Europe during the 12 months ended November 30, 2011.

Q Which holdings or sector allocation decisions contributed to the Fund's performance during the 12-month period ended November 30, 2011?

A From a sector perspective, the strongest contributors to the Fund's performance during the period came from health care, information technology, utilities, and materials.

  One of the Fund's best individual performers during the period was Spanish oil and gas company Repsol, which benefited from the surge in oil prices in the early part of the Fund's fiscal year. In addition, Synthes, a leading global medical device company that specializes in orthopedic devices, rallied significantly following the company's announcement in April 2011 that it was being purchased by Johnson & Johnson.

  GlaxoSmithKline also performed well for the Fund in a year where earnings visibility and cash returns from dividends and share buy-back programs were prized by investors. Furthermore, with the introduction of some key drugs, the pharmaceutical giant proved that it has the pipeline to fuel earnings over the longer term.

  In the consumer staples sector, FamilyMart is another defensive holding in the portfolio that offers a stable earnings profile, which is something investors avidly sought during the period. Lastly, after patiently waiting for a turnaround that materialized in 2011, we sold the Fund's position in used-packaging recycler Tomra Systems, in order to lock in profits from the considerable appreciation of the company's stock price.


6    Pioneer International Value Fund | Annual Report | 11/30/11

Q Which sector allocations or holdings detracted from the Fund's results during the 12 months ended November 30, 2011?

A The financials and consumer discretionary sectors proved to be the biggest laggards during the 12-month period. The performance of financials stocks was highly correlated to the sovereign-debt crisis in Europe, while the cyclical consumer discretionary sector tends to lag in periods of slower growth when consumers are less willing to spend.

  As concerns about the debt crisis in Europe and the United States grew, banks and other financial institutions struggled. Our decision to limit the Fund's exposure to the sector helped performance on an absolute and benchmark-relative basis. However, holding any exposure to the sector proved to be a drag on performance during the 12-month period. Fund holdings that fell into that category included Societe Generale, Commerzbank, and Credit Suisse.

  A Fund holding in Gafisa, a Brazilian residential construction and real estate company, underperformed on the news that it had acquired Tendra, an acquisition that weighed on Gafisa's operations and balance sheet during the period. In a market that was completely averse to leveraged or problematic turnarounds, investors looked unfavorably on the acquisition of Tendra, and Gafisa's stock sold off in response.

Q What is your outlook for international equity markets?

A Market volatility defined the 12-month reporting period ended November 30, 2011, and we don't expect much to change in 2012. The global economic recovery has been slowing, and much uncertainty exists. We believe it likely that we will revisit market lows before policy actions are forced upon politicians and central bankers. Once policy makers implement more sound fiscal and monetary policy initiatives, however, we think that financial markets will react positively. Stock price valuations, especially in emerging markets, remain attractive. That said, until the macroeconomic risks subside, we plan to maintain our cautious mindset as well as the Fund's more defensive bias.

1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.


               Pioneer International Value Fund | Annual Report | 11/30/11     7

Please refer to the Schedule of Investments on pages 17-23 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


8    Pioneer International Value Fund | Annual Report | 11/30/11

Portfolio Summary | 11/30/11

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)


[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Financials                     21.6%
Industrials                    11.9%
Materials                      11.7%
Energy                          9.3%
Consumer Staples                9.0%
Information Technology          8.0%
Consumer Discretionary          7.9%
Health Care                     6.6%
Telecommunication Services      6.4%
Utilities                       6.1%
Government                      1.5%


Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)


[THE DATA BELOW WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

United Kingdom                17.5%
Japan                         16.9%
United States                  8.7%
Switzerland                    8.1%
France                         6.7%
Germany                        6.0%
Hong Kong                      5.5%
People's Republic of China     5.1%
Italy                          3.4%
Ireland                        3.0%
Sweden                         2.4%
South Africa                   2.4%
Spain                          2.2%
South Korea                    2.0%
Singapore                      1.9%
Brazil                         1.8%
Australia                      1.8%
Netherlands                    1.1%
Indonesia                      1.0%
Other (individually less than 12.5%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*


 1.    GlaxoSmithKline Plc                                                2.99%
--------------------------------------------------------------------------------
 2.    Societe Generale SA                                                2.86
--------------------------------------------------------------------------------
 3.    Nestle SA                                                          2.62
--------------------------------------------------------------------------------
 4.    BP Amoco Plc                                                       2.47
--------------------------------------------------------------------------------
 5.    National Grid Plc                                                  2.44
--------------------------------------------------------------------------------
 6.    Anglogold Ashanti, Ltd.                                            2.35
--------------------------------------------------------------------------------
 7.    Itochu Corp.                                                       2.32
--------------------------------------------------------------------------------
 8.    FamilyMart                                                         2.25
--------------------------------------------------------------------------------
 9.    Repsol SA                                                          2.20
--------------------------------------------------------------------------------
10.    Ryanair Holdings Plc                                               2.08
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


               Pioneer International Value Fund | Annual Report | 11/30/11     9

Prices and Distributions | 11/30/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                          11/30/11                       11/30/10
--------------------------------------------------------------------------------
       A                             $17.99                         $18.72
--------------------------------------------------------------------------------
       B                             $16.17                         $16.82
--------------------------------------------------------------------------------
       C                             $15.97                         $16.64
--------------------------------------------------------------------------------
       Y                             $18.07                         $18.80
--------------------------------------------------------------------------------

Distributions per Share: 12/1/10-11/30/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Net Investment          Short-Term           Long-Term
     Class            Income            Capital Gains        Capital Gains
--------------------------------------------------------------------------------
       A             $0.2162                $ --                 $ --
--------------------------------------------------------------------------------
       B             $0.0239                $ --                 $ --
--------------------------------------------------------------------------------
       C             $0.0586                $ --                 $ --
--------------------------------------------------------------------------------
       Y             $0.3048                $ --                 $ --
--------------------------------------------------------------------------------


The MSCI EAFE Index is a commonly used measure of international stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-14.


10    Pioneer International Value Fund | Annual Report | 11/30/11

Performance Update | 11/30/11                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index.


 Average Annual Total Returns
 (As of November 30, 2011)
--------------------------------------------------------------------------
                                      Net Asset       Public Offering
 Period                               Value (NAV)     Price (POP)
--------------------------------------------------------------------------
 10 Years                              3.46%           2.85%
 5 Years                               -4.92           -6.04
 1 Year                                -2.84           -8.42
--------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated April 1, 2011)
--------------------------------------------------------------------------
                                      Gross           Net
                                       1.76%           1.45%
--------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


Value of $10,000 Investment

            Pioneer International
            Value Fund                      MSCI EAFE Index
11/01       $ 9,425                         $10,000
11/02       $ 8,405                         $ 8,750
11/03       $ 9,724                         $10,870
11/04       $11,878                         $13,499
11/05       $13,522                         $15,287
11/06       $17,048                         $19,598
11/07       $20,071                         $22,988
11/08       $10,170                         $12,002
11/09       $13,904                         $16,528
11/10       $13,634                         $16,712
11/11       $13,246                         $16,024


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2013 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


              Pioneer International Value Fund | Annual Report | 11/30/11     11

Performance Update | 11/30/11                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index.


 Average Annual Total Returns
 (As of November 30, 2011)
--------------------------------------------------------------------------------
                                            If              If
 Period                                     Held            Redeemed
--------------------------------------------------------------------------------
 10 Years                                    2.44%           2.44%
 5 Years                                    -5.78           -5.78
 1 Year                                     -3.74           -7.58
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated April 1, 2011)
--------------------------------------------------------------------------------
                                            Gross           Net
                                             2.88%           2.35%
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


Value of $10,000 Investment

            Pioneer International
            Value Fund                      MSCI EAFE Index
11/01       $10,000                         $10,000
11/02       $ 8,817                         $ 8,750
11/03       $10,078                         $10,870
11/04       $12,139                         $13,499
11/05       $13,707                         $15,287
11/06       $17,132                         $19,598
11/07       $19,984                         $22,988
11/08       $10,033                         $12,002
11/09       $13,599                         $16,528
11/10       $13,215                         $16,712
11/11       $12,721                         $16,024


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit us.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2013 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer International Value Fund | Annual Report | 11/30/11

Performance Update | 11/30/11                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index.


 Average Annual Total Returns
 (As of November 30, 2011)
--------------------------------------------------------------------------------
                                            If              If
 Period                                     Held            Redeemed
--------------------------------------------------------------------------------
 10 Years                                    2.47%           2.47%
 5 Years                                    -5.76           -5.76
 1 Year                                     -3.71           -3.71

--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated April 1, 2011)
--------------------------------------------------------------------------------
                                            Gross           Net
                                             2.58%           2.35%
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


Value of $10,000 Investment

            Pioneer International
            Value Fund                      MSCI EAFE Index
11/01       $10,000                         $10,000
11/02       $ 8,810                         $ 8,750
11/03       $10,079                         $10,870
11/04       $12,149                         $13,499
11/05       $13,719                         $15,287
11/06       $17,161                         $19,598
11/07       $20,048                         $22,988
11/08       $10,065                         $12,002
11/09       $13,633                         $16,528
11/10       $13,250                         $16,712
11/11       $12,759                         $16,024


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2013 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


              Pioneer International Value Fund | Annual Report | 11/30/11     13

Performance Update | 11/30/11                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index.


 Average Annual Total Returns
 (As of November 30, 2011)
--------------------------------------------------------------------------------
                                            If              If
 Period                                     Held            Redeemed
--------------------------------------------------------------------------------
 10 Years                                    3.17%           3.17%
 5 Years                                    -5.46           -5.46
 1 Year                                     -2.39           -2.39
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated April 1, 2011)
--------------------------------------------------------------------------------
                                            Gross           Net
                                             1.01%           1.01%
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


Value of $5 Million Investment

            Pioneer International
            Value Fund                      MSCI EAFE Index
11/01       $ 5,000,000                     $ 5,000,000
11/02       $ 4,458,647                     $ 4,375,080
11/03       $ 5,157,895                     $ 5,434,776
11/04       $ 6,300,752                     $ 6,749,662
11/05       $ 7,172,932                     $ 7,643,707
11/06       $ 9,043,187                     $ 9,798,870
11/07       $10,468,663                     $11,494,044
11/08       $ 5,214,166                     $ 6,000,843
11/09       $ 7,105,978                     $ 8,264,077
11/10       $ 6,998,478                     $ 8,356,149
11/11       $ 6,830,911                     $ 8,012,064


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares were first publicly offered on April 16, 2009. Performance shown for periods prior to the inception of Class Y shares reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14    Pioneer International Value Fund | Annual Report | 11/30/11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Value Fund

Based on actual returns from June 1, 2011, through November 30, 2011.


-----------------------------------------------------------------------------------------
 Share Class                       A               B               C               Y
-----------------------------------------------------------------------------------------
 Beginning Account Value       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 on 6/1/11
-----------------------------------------------------------------------------------------
 Ending Account                  $853.85         $849.68         $849.87         $855.63
 Value (after expenses)
 on 11/30/11
-----------------------------------------------------------------------------------------
 Expenses Paid                     $6.74          $10.90          $10.90           $4.70
 During Period*
-----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.45%, 2.35%, 2.35% and 1.01% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


              Pioneer International Value Fund | Annual Report | 11/30/11     15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2011, through November 30, 2011.


-----------------------------------------------------------------------------------------
 Share Class                       A               B               C               Y
-----------------------------------------------------------------------------------------
 Beginning Account Value       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 on 6/1/11
-----------------------------------------------------------------------------------------
 Ending Account                $1,017.80       $1,013.29       $1,013.29       $1,020.00
 Value (after expenses)
 on 11/30/11
-----------------------------------------------------------------------------------------
 Expenses Paid                     $7.33          $11.86          $11.86           $5.11
 During Period*
-----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.45%, 2.35%, 2.35% and 1.01% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


16    Pioneer International Value Fund | Annual Report | 11/30/11

Schedule of Investments | 11/30/11


-----------------------------------------------------------------------------------
 Shares                                                                Value
-----------------------------------------------------------------------------------
               COMMON STOCKS -- 96.7%
               ENERGY -- 9.2%
               Integrated Oil & Gas -- 7.2%
  957,656      BP Amoco Plc                                            $  6,969,109
   23,900      Petrochina Co., Ltd. (A.D.R.)                              3,124,925
1,448,000      PetroChina Co., Ltd.                                       1,879,538
  205,371      Repsol SA                                                  6,221,224
   46,277      Total SA                                                   2,390,381
                                                                       ------------
                                                                       $ 20,585,177
-----------------------------------------------------------------------------------
               Oil & Gas Drilling -- 0.6%
   33,700      Ensco Plc (A.D.R.)                                      $  1,751,389
-----------------------------------------------------------------------------------
               Oil & Gas Exploration & Production -- 1.4%
    2,800      HRT Participacoes em*                                   $  1,029,696
      432      Inpex Corp.                                                2,903,068
                                                                       ------------
                                                                       $  3,932,764
                                                                       ------------
               Total Energy                                            $ 26,269,330
-----------------------------------------------------------------------------------
               MATERIALS -- 11.4%
               Construction Materials -- 1.4%
1,798,000      China Resources Cement                                  $  1,349,461
  155,400      CRH Plc                                                    2,538,702
                                                                       ------------
                                                                       $  3,888,163
-----------------------------------------------------------------------------------
               Diversified Metals & Mining -- 4.5%
  254,400      Eurasian Natural Resources Corp.                        $  2,674,906
   88,900      Freeport-McMoRan Copper & Gold, Inc. (Class B)             3,520,440
   98,500      Southern Copper Corp.                                      3,066,305
  226,600      Xstrata Plc*                                               3,652,792
                                                                       ------------
                                                                       $ 12,914,443
-----------------------------------------------------------------------------------
               Fertilizers & Agricultural Chemicals -- 0.7%
   47,910      Yara International ASA                                  $  1,961,700
-----------------------------------------------------------------------------------
               Forest Products -- 0.4%
  157,400      Sino-Forest Corp.*(c)                                   $  1,080,355
-----------------------------------------------------------------------------------
               Gold -- 3.5%
  139,743      Anglogold Ashanti, Ltd.                                 $  6,639,099
2,076,500      Centamin Egypt, Ltd*                                       3,257,530
                                                                       ------------
                                                                       $  9,896,629
-----------------------------------------------------------------------------------
               Steel -- 0.9%
  117,800      Companhia Vale do Rio Doce (A.D.R.)                     $  2,738,850
                                                                       ------------
               Total Materials                                         $ 32,480,140
-----------------------------------------------------------------------------------
               CAPITAL GOODS -- 8.8%
               Construction & Farm Machinery & Heavy Trucks -- 0.5%
  597,000      United Tractors Tbk                                     $  1,586,535
-----------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


              Pioneer International Value Fund | Annual Report | 11/30/11     17

--------------------------------------------------------------------------
 Shares                                                       Value
--------------------------------------------------------------------------
               Electrical Components & Equipment -- 0.5%
  173,763      Fushi Copperweld, Inc.*                        $  1,337,106
--------------------------------------------------------------------------
               Heavy Electrical Equipment -- 2.4%
   74,002      Alstom SA                                      $  2,571,192
  449,000      Mitsubishi Electric Corp.*                        4,287,912
                                                              ------------
                                                              $  6,859,104
--------------------------------------------------------------------------
               Industrial Conglomerates -- 2.5%
  157,600      Philips Electronics NV                         $  3,206,913
  459,000      Shanghai Industrial Holdings, Ltd.                1,238,457
   28,100      Siemens AG (A.D.R.)                               2,849,621
                                                              ------------
                                                              $  7,294,991
--------------------------------------------------------------------------
               Trading Companies & Distributors -- 2.9%
  645,500      Itochu Corp.                                   $  6,557,286
1,729,500      Noble Group, Ltd.                                 1,616,000
                                                              ------------
                                                              $  8,173,286
                                                              ------------
               Total Capital Goods                            $ 25,251,022
--------------------------------------------------------------------------
               TRANSPORTATION -- 3.0%
               Airlines -- 2.1%
1,147,962      Ryanair Holdings Plc*                          $  5,874,298
--------------------------------------------------------------------------
               Highways & Railtrack -- 0.9%
5,783,500      Yuexiu Transport Infrastructure, Ltd.          $  2,572,819
                                                              ------------
               Total Transportation                           $  8,447,117
--------------------------------------------------------------------------
               AUTOMOBILES & COMPONENTS -- 2.5%
               Auto Parts & Equipment -- 0.2%
   89,000      China XD Plastics Co.*                         $    428,980
--------------------------------------------------------------------------
               Automobile Manufacturers -- 1.0%
   65,500      Daimlerchrysler AG                             $  2,971,902
--------------------------------------------------------------------------
               Tires & Rubber -- 1.3%
   90,300      Bridgestone Corp.*                             $  2,096,260
  162,000      Pirelli & C. S.p.A.                               1,524,884
                                                              ------------
                                                              $  3,621,144
                                                              ------------
               Total Automobiles & Components                 $  7,022,026
--------------------------------------------------------------------------
               CONSUMER DURABLES & APPAREL -- 4.3%
               Apparel, Accessories & Luxury Goods -- 1.5%
   81,799      Cie Financiere Richemont SA                    $  4,424,891
--------------------------------------------------------------------------
               Homebuilding -- 1.6%
  608,800      Sekisui Chemical Co., Ltd.*                    $  4,564,107
--------------------------------------------------------------------------
               Household Appliances -- 1.2%
  190,000      Electrolux AB                                  $  3,297,894
                                                              ------------
               Total Consumer Durables & Apparel              $ 12,286,892
--------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


18    Pioneer International Value Fund | Annual Report | 11/30/11

-------------------------------------------------------------------------------
 Shares                                                            Value
-------------------------------------------------------------------------------
                RETAILING -- 1.0%
                Automotive Retail -- 1.0%
    34,100      USS Co., Ltd.                                      $  2,956,852
                                                                   ------------
                Total Retailing                                    $  2,956,852
-------------------------------------------------------------------------------
                FOOD & DRUG RETAILING -- 2.2%
                Food Retail -- 2.2%
   159,300      FamilyMart Co., Ltd.*                              $  6,346,913
                                                                   ------------
                Total Food & Drug Retailing                        $  6,346,913
-------------------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 6.7%
                Packaged Foods & Meats -- 3.4%
   132,000      Nestle SA                                          $  7,404,748
    70,891      Unilever Plc                                          2,383,762
                                                                   ------------
                                                                   $  9,788,510
-------------------------------------------------------------------------------
                Tobacco -- 3.3%
   141,914      Imperial Tobacco Group Plc                         $  5,110,479
       902      Japan Tobacco, Inc.*                                  4,299,996
                                                                   ------------
                                                                   $  9,410,475
                                                                   ------------
                Total Food, Beverage & Tobacco                     $ 19,198,985
-------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SERVICES -- 1.9%
                Health Care Services -- 1.9%
    78,175      Fresenius Medical Care AG                          $  5,341,961
                                                                   ------------
                Total Health Care Equipment & Services             $  5,341,961
-------------------------------------------------------------------------------
                PHARMACEUTICALS & BIOTECHNOLOGY -- 4.7%
                Pharmaceuticals -- 4.7%
   380,500      GlaxoSmithKline Plc                                $  8,438,193
    23,406      Roche Holdings AG                                     3,724,508
    25,200      Salix Pharmaceuticals, Ltd.*                          1,112,328
                                                                   ------------
                                                                   $ 13,275,029
                                                                   ------------
                Total Pharmaceuticals & Biotechnology              $ 13,275,029
-------------------------------------------------------------------------------
                BANKS -- 15.0%
                Diversified Banks -- 15.0%
    82,450      Banco Itau SA (A.D.R.)                             $  1,467,610
    61,600      Banco Santander Brasil SA (A.D.R.)                      475,552
12,000,000      Bank Pembangunan Daerah Jawa                          1,214,114
 7,470,205      China Construction Bank Corp.                         5,326,572
 1,763,200      Commerzbank AG*                                       3,297,321
   730,418      HSBC Holding Plc                                      5,700,832
 6,975,375      Industrial and Commercial Bank of China, Ltd.*        4,136,670
   141,900      Industrial Bank of Korea*                             1,897,971
   423,099      Mitsubishi UFJ Financial Group, Inc.                  1,838,017
   200,808      National Australia Bank, Ltd.                         5,000,964
   328,095      Societe Generale SA                                   8,091,549


The accompanying notes are an integral part of these financial statements.


              Pioneer International Value Fund | Annual Report | 11/30/11     19

---------------------------------------------------------------------------
 Shares                                                        Value
---------------------------------------------------------------------------
             Diversified Banks -- (continued)
160,200      Sumitomo Mitsui Financial Group, Inc.*            $  4,423,463
                                                               ------------
                                                               $ 42,870,635
                                                               ------------
             Total Banks                                       $ 42,870,635
---------------------------------------------------------------------------
             DIVERSIFIED FINANCIALS -- 2.7%
             Asset Management & Custody Banks -- 0.4%
423,219      Man Group Plc                                     $    950,537
    821      Reinet Investments SCA*                                 13,642
                                                               ------------
                                                               $    964,179
---------------------------------------------------------------------------
             Consumer Finance -- 1.0%
 66,000      Capital One Financial Corp.                       $  2,947,560
---------------------------------------------------------------------------
             Diversified Capital Markets -- 1.3%
155,220      CS Group                                          $  3,764,787
                                                               ------------
             Total Diversified Financials                      $  7,676,526
---------------------------------------------------------------------------
             INSURANCE -- 3.0%
             Life & Health Insurance -- 1.1%
320,200      T&D Holdings, Inc.                                $  3,114,392
---------------------------------------------------------------------------
             Multi-Line Insurance -- 1.9%
 25,000      Allianz AG                                        $  2,590,281
596,460      Aviva Plc                                            2,940,438
                                                               ------------
                                                               $  5,530,719
                                                               ------------
             Total Insurance                                   $  8,645,111
---------------------------------------------------------------------------
             SOFTWARE & SERVICES -- 1.5%
             Home Entertainment Software -- 1.5%
181,700      Electronic Arts, Inc.*                            $  4,213,623
                                                               ------------
             Total Software & Services                         $  4,213,623
---------------------------------------------------------------------------
             TECHNOLOGY HARDWARE & EQUIPMENT -- 3.5%
             Communications Equipment -- 2.0%
333,300      Ericsson LM Tel Sur B                             $  3,542,808
130,550      HTC Corp.                                            2,147,518
                                                               ------------
                                                               $  5,690,326
---------------------------------------------------------------------------
             Office Electronics -- 1.5%
 94,800      Canon, Inc.*                                      $  4,289,867
                                                               ------------
             Total Technology Hardware & Equipment             $  9,980,193
---------------------------------------------------------------------------
             SEMICONDUCTORS -- 2.9%
             Semiconductor Equipment -- 1.2%
316,100      ASM Pacific Technology, Ltd.                      $  3,504,249
---------------------------------------------------------------------------
             Semiconductors -- 1.7%
 32,900      Analog Devices, Inc.                              $  1,146,894
  8,000      Samsung Electronics Co., Ltd. (G.D.R.) (144A)        3,658,602
                                                               ------------
                                                               $  4,805,496
                                                               ------------
             Total Semiconductors                              $  8,309,745
---------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


20    Pioneer International Value Fund | Annual Report | 11/30/11

---------------------------------------------------------------------------
 Shares                                                        Value
---------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES -- 6.3%
              Integrated Telecommunication Services -- 2.3%
1,589,500     Singapore Telecommunications, Ltd.               $  3,859,686
2,783,600     Telecom Italia S.p.A. D Risp                        2,700,029
                                                               ------------
                                                               $  6,559,715
---------------------------------------------------------------------------
              Wireless Telecommunication Services -- 4.0%
  356,400     China Mobile, Ltd.                               $  3,513,342
   36,200     Millicom International Cellular SA                  3,880,278
1,492,821     Vodafone Group Plc                                  4,053,251
                                                               ------------
                                                               $ 11,446,871
                                                               ------------
              Total Telecommunication Services                 $ 18,006,586
---------------------------------------------------------------------------
              UTILITIES -- 6.1%
              Multi-Utilities -- 3.3%
   85,000     GDF Suez SA                                      $  2,388,050
  701,353     National Grid Plc                                   6,896,700
                                                               ------------
                                                               $  9,284,750
---------------------------------------------------------------------------
              Water Utilities -- 2.8%
5,488,000     Guangdong Investment, Ltd.                       $  3,483,757
3,710,500     Manila Water Co, Inc.                               1,635,434
  229,685     Suez Environnement SA                               2,915,983
                                                               ------------
                                                               $  8,035,174
                                                               ------------
              Total Utilities                                  $ 17,319,924
---------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost $283,469,824)                              $275,898,610
---------------------------------------------------------------------------


-----------------------------------------------------------------------
Principal
Amount ($)                                                 Value
-----------------------------------------------------------------------
               CORPORATE BONDS -- 0.8%
               MATERIALS -- 0.2%
               Paper Packaging -- 0.2%
  765,000      Sealed Air Corp., 6.875%, 7/15/33           $    650,020
                                                           ------------
               Total Materials                             $    650,020
-----------------------------------------------------------------------
               BANKS -- 0.6%
               Diversified Banks -- 0.6%
  700,000      BNP Paribas SA, 5.019%, 4/29/49             $    663,067
1,400,000      Intesa Sanpaolo S.p.A., 8.047%, 6/29/49        1,062,788
                                                           ------------
                                                           $  1,725,855
                                                           ------------
               Total Banks                                 $  1,725,855
-----------------------------------------------------------------------
               TOTAL CORPORATE BONDS
               (Cost $2,586,515)                           $  2,375,875
-----------------------------------------------------------------------
               FOREIGN GOVERNMENT BONDS -- 1.5%
4,000,000      Italy Buoni Polienna, 5.0%, 3/1/25          $  4,282,753
-----------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


              Pioneer International Value Fund | Annual Report | 11/30/11     21

----------------------------------------------------------------------
Principal
Amount ($)                                                Value
----------------------------------------------------------------------
               TOTAL FOREIGN GOVERNMENT BONDS
               (Cost $4,444,966)                          $  4,282,753
----------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 99.0%
               (Cost $290,501,305) (a)(b)                 $282,557,238
----------------------------------------------------------------------
               OTHER ASSETS AND LIABILITIES -- 1.0%       $  2,833,812
----------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                 $285,391,050
======================================================================

(A.D.R.) American Depositary Receipt.

(G.D.R.) Global Depositary Receipt.

*        Non-income producing security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2011, the value of these securities amounted to $3,658,602 or 1.3% of total net assets.

(a) At November 30, 2011, the net unrealized loss on investments based on cost for federal income tax purposes of $294,650,052 was as follows:


           Aggregate gross unrealized gain for all investments in which there is an
             excess of value over tax cost                                             $ 26,344,909
           Aggregate gross unrealized loss for all investments in which there is an
             excess of tax cost over value                                              (38,437,723)
                                                                                       ------------
           Net unrealized loss                                                         $(12,092,814)
                                                                                       ============

(b) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:



         United Kingdom                            17.5%
         Japan                                     16.9
         United States                              8.7
         Switzerland                                8.1
         France                                     6.7
         Germany                                    6.0
         Hong Kong                                  5.5
         People's Republic of China                 5.1
         Italy                                      3.4
         Ireland                                    3.0
         Sweden                                     2.4
         South Africa                               2.4
         Spain                                      2.2
         South Korea                                2.0
         Singapore                                  1.9
         Brazil                                     1.8
         Australia                                  1.8
         Netherlands                                1.1
         Indonesia                                  1.0
         Other (individually less than 1%)          2.5
                                                  -----
                                                  100.0%
                                                  =====


The accompanying notes are an integral part of these financial statements.


22    Pioneer International Value Fund | Annual Report | 11/30/11

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements --
         Note 1A.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2011 aggregated $207,270,369 and $214,086,950, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level
3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of November 30, 2011, in valuing the Fund's assets:


--------------------------------------------------------------------------------------------------
                                   Level 1          Level 2           Level 3         Total
--------------------------------------------------------------------------------------------------
 Common Stocks*                    $35,091,157      $239,727,098      $1,080,355      $275,898,610
 Corporate Bonds                            --         2,375,875              --         2,375,875
 Foreign Government Bonds                   --         4,282,753              --         4,282,753
--------------------------------------------------------------------------------------------------
  Total                            $35,091,157      $246,385,726      $1,080,355      $282,557,238
--------------------------------------------------------------------------------------------------
 Other Financial Instruments**     $        --      $     33,817      $       --      $     33,817
==================================================================================================

* Level 2 securities are valued by independent pricing services using fair value factors.
** Other financial instruments include foreign exchange contracts.

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                    Common
                                                                    Stocks
--------------------------------------------------------------------------------
 Balance as of 11/30/10                                             $        --
 Realized gain (loss)(1)                                                     --
 Change in unrealized appreciation (depreciation)(2)                 (2,332,178)
 Net purchases (sales)                                                       --
 Transfers in and out of Level 3*                                     3,412,533
                                                                    -----------
 Balance as of 11/30/11                                             $ 1,080,355
                                                                    ===========


1 Realized gain (loss) on these securities is included in the net realized gain (loss) on investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

*  Transfers are calculated on the beginning of period values.

The accompanying notes are an integral part of these financial statements.
              Pioneer International Value Fund | Annual Report | 11/30/11     23

Statement of Assets and Liabilities | 11/30/11


ASSETS:
  Investment in securities (cost $290,501,305)                           $282,557,238
  Cash                                                                        901,528
  Receivables --
   Investment securities sold                                               3,228,793
   Fund shares sold                                                            41,448
   Dividends, interest and foreign taxes withheld                           1,746,790
   Forward foreign currency portfolio hedge contracts, open-net                33,817
   Due from Pioneer Investment Management, Inc.                                26,283
  Other                                                                       160,245
-------------------------------------------------------------------------------------
     Total assets                                                        $288,696,142
-------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                       $  2,461,786
   Fund shares repurchased                                                     79,356
  Foreign currencies due to custodian, at value (cost $597,991)               607,462
  Due to affiliates                                                            49,348
  Accrued expenses                                                            107,140
-------------------------------------------------------------------------------------
     Total liabilities                                                   $  3,305,092
-------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $450,035,096
  Undistributed net investment income                                       4,338,765
  Accumulated net realized loss on investments and foreign currency
   transactions                                                          (161,103,240)
  Net unrealized loss on investments                                       (7,944,067)
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                    64,496
-------------------------------------------------------------------------------------
     Total net assets                                                    $285,391,050
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $79,559,097/4,423,359 shares)                        $      17.99
  Class B (based on $5,987,273/370,365 shares)                           $      16.17
  Class C (based on $10,523,339/659,068 shares)                          $      15.97
  Class Y (based on $189,321,341/10,479,307 shares)                      $      18.07
MAXIMUM OFFERING PRICE:
  Class A ($17.99 [divided by] 94.25%)                                   $      19.09
=====================================================================================


The accompanying notes are an integral part of these financial statements.


24    Pioneer International Value Fund | Annual Report | 11/30/11

Statement of Operations

For the Year Ended 11/30/11


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $860,763)           $   9,727,957
  Interest                                                              350,214
  Income from securities loaned, net                                    184,722
------------------------------------------------------------------------------------------------
     Total investment income                                                        $ 10,262,893
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                 $   2,674,025
  Transfer agent fees and expenses
   Class A                                                              355,324
   Class B                                                               63,682
   Class C                                                               46,242
   Class Y                                                                1,897
  Distribution fees
   Class A                                                              225,778
   Class B                                                               82,783
   Class C                                                              121,323
  Shareholder communications expense                                    140,815
  Administrative reimbursement                                           92,845
  Custodian fees                                                        144,385
  Registration fees                                                      62,164
  Professional fees                                                     103,993
  Printing expense                                                       39,792
  Fees and expenses of nonaffiliated Trustees                            11,728
  Miscellaneous                                                          41,218
------------------------------------------------------------------------------------------------
     Total expenses                                                                 $  4,207,994
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                      (354,656)
------------------------------------------------------------------------------------------------
     Net expenses                                                                   $  3,853,338
------------------------------------------------------------------------------------------------
       Net investment income                                                        $  6,409,555
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                    $  11,841,764
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                   (1,958,510)    $  9,883,254
------------------------------------------------------------------------------------------------
  Change in net unrealized loss on:
   Investments                                                    $ (22,881,115)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                      (71,828)    $(22,952,943)
------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                         $(13,069,689)
------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                              $ (6,660,134)
================================================================================================


The accompanying notes are an integral part of these financial statements.


              Pioneer International Value Fund | Annual Report | 11/30/11     25

Statement of Changes in Net Assets


-------------------------------------------------------------------------------------------
                                                            Year Ended         Year Ended
                                                            11/30/11           11/30/10
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $  6,409,555       $  4,291,123
Net realized gain on investments and foreign currency
  transactions                                                 9,883,254         11,806,641
Change in net unrealized loss on investments and foreign
  currency transactions                                      (22,952,943)       (22,929,854)
-------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations     $ (6,660,134)      $ (6,832,090)
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.22 and $0.07 per share, respectively)        $ (1,023,788)      $   (381,148)
   Class B ($0.02 and $0.00 per share, respectively)             (13,411)                --
   Class C ($0.06 and $0.00 per share, respectively)             (41,952)                --
   Class Y ($0.30 and $0.13 per share, respectively)          (3,168,233)        (1,343,901)
-------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $ (4,247,384)      $ (1,725,049)
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $ 20,926,432       $ 22,753,520
Reinvestment of distributions                                  1,034,534            361,274
Cost of shares repurchased                                   (31,870,345)       (39,120,535)
-------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund share
     transactions                                           $ (9,909,379)      $(16,005,741)
-------------------------------------------------------------------------------------------
   Net decrease in net assets                               $(20,816,897)      $(24,562,880)
NET ASSETS:
Beginning of year                                            306,207,947        330,770,827
-------------------------------------------------------------------------------------------
End of year                                                 $285,391,050       $306,207,947
-------------------------------------------------------------------------------------------
Undistributed net investment income                         $  4,338,765       $  4,094,555
-------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


26    Pioneer International Value Fund | Annual Report | 11/30/11

-------------------------------------------------------------------------------------------
                                     '11 Shares   '11 Amount     '10 Shares    '10 Amount
-------------------------------------------------------------------------------------------
Class A
Shares sold                           552,784     $10,885,729       587,708    $ 11,103,567
Reinvestment of distributions          48,988         964,082        18,283         352,102
Less shares repurchased              (940,687)    (18,525,899)   (1,389,154)    (25,387,432)
-------------------------------------------------------------------------------------------
   Net decrease                      (338,915)    $(6,676,088)     (783,163)   $(13,931,763)
===========================================================================================
Class B
Shares sold or exchanged               31,578     $   557,777        23,626    $    424,361
Reinvestment of distributions             723          12,883            --              --
Less shares repurchased              (244,054)     (4,329,539)     (281,326)     (4,746,733)
-------------------------------------------------------------------------------------------
   Net decrease                      (211,753)    $(3,758,879)     (257,700)   $ (4,322,372)
===========================================================================================
Class C
Shares sold                           111,479     $ 1,975,835       154,881    $  2,613,022
Reinvestment of distributions           2,226          39,190            --              --
Less shares repurchased              (183,522)     (3,216,738)     (292,560)     (4,769,718)
-------------------------------------------------------------------------------------------
   Net decrease                       (69,817)    $(1,201,713)     (137,679)   $ (2,156,696)
===========================================================================================
Class Y
Shares sold                           388,272     $ 7,507,091       454,528    $  8,612,672
Reinvestment of distributions             934          18,379           471           9,070
Less shares repurchased              (290,814)     (5,798,169)     (225,287)     (4,216,652)
-------------------------------------------------------------------------------------------
   Net increase                        98,392     $ 1,727,301       229,712    $  4,405,090
===========================================================================================


The accompanying notes are an integral part of these financial statements.


              Pioneer International Value Fund | Annual Report | 11/30/11     27

Financial Highlights


-----------------------------------------------------------------------------------------------------
                                                                            Year Ended     Year Ended
                                                                            11/30/11       11/30/10
-----------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                        $ 18.72        $ 19.16
-----------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                      $  0.37        $  0.24
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                       (0.88)         (0.61)
-----------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                        $ (0.51)       $ (0.37)
Distributions to shareowners:
 Net investment income                                                        (0.22)         (0.07)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $ (0.73)       $ (0.44)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $ 17.99        $ 18.72
=====================================================================================================
Total return*                                                                 (2.84)%        (1.94)%
Ratio of net expenses to average net assets+                                   1.45%          1.45%
Ratio of net investment income to average net assets+                          1.80%          1.18%
Portfolio turnover rate                                                          66%            66%
Net assets, end of period (in thousands)                                    $79,559        $89,145
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  1.77%          1.76%
 Net investment income                                                         1.48%          0.86%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  1.45%          1.45%
 Net investment income                                                         1.80%          1.18%
=====================================================================================================


--------------------------------------------------------------------------------------------------------------------
                                                                            Year Ended     Year Ended    Year Ended
                                                                            11/30/09       11/30/08      11/30/07
--------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                        $  14.15       $ 28.12       $  23.98
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                      $   0.14       $  0.27       $   0.22
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                         5.01        (14.05)          4.02
--------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                        $   5.15       $(13.78)      $   4.24
Distributions to shareowners:
 Net investment income                                                         (0.14)        (0.19)         (0.10)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $   5.01       $(13.97)      $   4.14
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $  19.16       $ 14.15       $  28.12
====================================================================================================================
Total return*                                                                  36.72%       (49.33)%        17.73%
Ratio of net expenses to average net assets+                                    1.52%         1.71%          1.68%
Ratio of net investment income to average net assets+                           0.97%         1.07%          0.76%
Portfolio turnover rate                                                           54%          135%            81%
Net assets, end of period (in thousands)                                    $106,263       $53,725       $133,264
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                   2.10%         1.90%          1.68%
 Net investment income                                                          0.39%         0.88%          0.76%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                   1.52%         1.70%          1.66%
 Net investment income                                                          0.97%         1.08%          0.78%
====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


28    Pioneer International Value Fund | Annual Report | 11/30/11

-----------------------------------------------------------------------------------------------------
                                                                            Year Ended     Year Ended
                                                                            11/30/11       11/30/10
-----------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                        $16.82         $17.31
-----------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                               $ 0.31         $ 0.09
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                      (0.94)         (0.58)
-----------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                        $(0.63)        $(0.49)
Distributions to shareowners:
 Net investment income                                                       (0.02)            --
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $(0.65)        $(0.49)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $16.17         $16.82
=====================================================================================================
Total return*                                                                (3.74)%        (2.83)%
Ratio of net expenses to average net assets+                                  2.35%          2.35%
Ratio of net investment income (loss) to average net assets+                  0.85%          0.26%
Portfolio turnover rate                                                         66%            66%
Net assets, end of period (in thousands)                                    $5,987         $9,790
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                 2.94%          2.88%
 Net investment income (loss)                                                 0.26%         (0.27)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                 2.35%          2.35%
 Net investment income (loss)                                                 0.85%          0.26%
=====================================================================================================


-------------------------------------------------------------------------------------------------------------------
                                                                            Year Ended     Year Ended    Year Ended
                                                                            11/30/09       11/30/08      11/30/07
-------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                        $ 12.77        $ 25.50       $ 21.86
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                               $ (0.05)#      $  0.09       $ (0.02)
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                        4.59         (12.76)         3.66
-------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                        $  4.54        $(12.67)      $  3.64
Distributions to shareowners:
 Net investment income                                                           --          (0.06)           --
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $  4.54        $(12.73)      $  3.64
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $ 17.31        $ 12.77       $ 25.50
===================================================================================================================
Total return*                                                                 35.55%        (49.80)%       16.65%
Ratio of net expenses to average net assets+                                   2.40%          2.61%         2.55%
Ratio of net investment income (loss) to average net assets+                  (0.06)%         0.14%        (0.12)%
Portfolio turnover rate                                                          54%           135%           81%
Net assets, end of period (in thousands)                                    $14,538        $ 5,978       $18,562
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  3.05%          2.76%         2.55%
 Net investment income (loss)                                                 (0.71)%        (0.01)%       (0.12)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  2.40%          2.60%         2.52%
 Net investment income (loss)                                                 (0.06)%         0.15%        (0.09)%
===================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.
# The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.


The accompanying notes are an integral part of these financial statements.


              Pioneer International Value Fund | Annual Report | 11/30/11     29

-----------------------------------------------------------------------------------------------------
                                                                            Year Ended     Year Ended
                                                                            11/30/11       11/30/10
-----------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                        $ 16.64        $ 17.12
-----------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                               $  0.19        $  0.06
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                     $ (0.80)       $ (0.54)
-----------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                        $ (0.61)       $ (0.48)
Distributions to shareowners:
 Net investment income                                                        (0.06)            --
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $ (0.67)       $ (0.48)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $ 15.97        $ 16.64
=====================================================================================================
Total return*                                                                 (3.71)%        (2.80)%
Ratio of net expenses to average net assets+                                   2.35%          2.35%
Ratio of net investment income (loss) to average net assets+                   0.90%          0.26%
Portfolio turnover rate                                                          66%            66%
Net assets, end of period (in thousands)                                    $10,523        $12,126
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  2.52%          2.58%
 Net investment income (loss)                                                  0.73%          0.02%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  2.35%          2.35%
 Net investment income (loss)                                                  0.90%          0.26%
=====================================================================================================


-------------------------------------------------------------------------------------------------------------------
                                                                            Year Ended     Year Ended    Year Ended
                                                                            11/30/09       11/30/08      11/30/07
-------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                        $ 12.64        $ 25.28       $ 21.64
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                               $ (0.05)#      $  0.08       $ (0.01)
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                     $  4.53        $(12.62)         3.65
-------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                        $  4.48        $(12.54)      $  3.64
Distributions to shareowners:
 Net investment income                                                           --          (0.10)           --
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $  4.48        $(12.64)      $  3.64
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $ 17.12        $ 12.64       $ 25.28
===================================================================================================================
Total return*                                                                 35.44%        (49.79)%       16.82%
Ratio of net expenses to average net assets+                                   2.40%          2.57%         2.45%
Ratio of net investment income (loss) to average net assets+                  (0.04)%         0.22%         0.00%(a)
Portfolio turnover rate                                                          54%           135%           81%
Net assets, end of period (in thousands)                                    $14,839        $ 5,384       $16,486
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  2.74%          2.57%         2.45%
 Net investment income (loss)                                                 (0.38)%         0.22%         0.00%(a)
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  2.40%          2.56%         2.44%
 Net investment income (loss)                                                 (0.04)%         0.23%         0.01%
===================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
(a) Amount rounds to less than 0.01%.
# The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.


The accompanying notes are an integral part of these financial statements.


30    Pioneer International Value Fund | Annual Report | 11/30/11

----------------------------------------------------------------------------------------------------------
                                                                                             4/16/09 (a)
                                                             Year Ended      Year Ended      to
                                                             11/30/11        11/30/10        11/30/09
----------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  18.80        $  19.22        $  14.11
----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                      $   0.44        $   0.30        $   0.10
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions                (0.87)          (0.59)           5.01
----------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment
     operations                                              $  (0.43)       $  (0.29)       $   5.11
----------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                         (0.30)          (0.13)             --
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.73)       $  (0.42)       $   5.11
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  18.07        $  18.80        $  19.22
==========================================================================================================
Total return*                                                  (2.39)%          (1.51)%         36.22%(b)
Ratio of net expenses to average net assets+                     1.01%           1.01%           1.01%**
Ratio of net investment income to average net assets+            2.26%           1.63%           1.10%**
Portfolio turnover rate                                            66%             66%             54%(b)
Net assets, end of period (in thousands)                     $189,321        $195,147        $195,132
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for fees
  paid indirectly:
  Net expenses                                                   1.01%           1.01%           1.01%**
  Net investment income                                          2.26%           1.63%           1.10%**
Ratios with waiver of fees and assumption of
  expenses by the Adviser and reduction for fees
  paid indirectly:
  Net expenses                                                   1.01%           1.01%           1.01%**
  Net investment income                                          2.26%           1.63%           1.10%**
==========================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.
(a) Class Y shares were first publicly offered on April 16, 2009.
(b) Not annualized.
**  Annualized.


The accompanying notes are an integral part of these financial statements.


              Pioneer International Value Fund | Annual Report | 11/30/11     31

Notes to Financial Statements | 11/30/11


1. Organization and Significant Accounting Policies

Pioneer International Value Fund (the Fund) is the sole portfolio comprising Pioneer Series Trust VIII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class R shares were first publicly offered on April 1, 2003 and ceased operations on February 1, 2007. Class Y shares were first publicly offered on April 16, 2009. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.


32    Pioneer International Value Fund | Annual Report | 11/30/11

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Fund.

   Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At November 30, 2011, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.38% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend


              Pioneer International Value Fund | Annual Report | 11/30/11     33
   data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its share-owners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or


34    Pioneer International Value Fund | Annual Report | 11/30/11
   the repatriation of foreign currencies in certain countries. During the year ended November 30, 2011, the Fund paid no such taxes.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At November 30, 2011, the Fund had a net capital loss carryforward of $153,460,706, of which the following amounts will expire in 2016 and 2017 if not utilized: $30,336,810 in 2016 and $123,123,896 in 2017.

   The Fund has elected to defer approximately $3,493,787 of capital losses recognized between November 1, 2011 and November 30, 2011 to its fiscal year ending November 30, 2012.

   At November 30, 2011, the Fund reclassified $1,917,961 to decrease undistributed net investment income, $8,095,069 to decrease accumulated net realized loss and $6,177,108 to decrease paid-in capital, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

   Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

   The tax character of distributions paid during the years ended November 30, 2011 and November 30, 2010 was as follows:

--------------------------------------------------------------------------------
                                                            2011           2010
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                    $4,247,384     $1,725,049
--------------------------------------------------------------------------------
     Total                                            $4,247,384     $1,725,049
================================================================================


              Pioneer International Value Fund | Annual Report | 11/30/11     35

   The following shows the components of distributable earnings on a federal income tax basis at November 30, 2011:


--------------------------------------------------------------------------------
                                                                           2011
--------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                  $   4,372,582
   Capital loss carryforward                                       (153,460,706)
   Post-October loss deferred                                        (3,493,787)
   Net unrealized loss                                              (12,062,135)
--------------------------------------------------------------------------------
     Total                                                        $(164,644,046)
================================================================================


   The difference between book-basis and tax-basis net unrealized loss is attributable to the tax deferral of losses on wash sales and the mark-to-market of foreign currency contracts.


E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $15,903 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2011.


F. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


G. Risks

   Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to


36    Pioneer International Value Fund | Annual Report | 11/30/11
   adverse economic, political or regulatory developments affecting those countries. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.


H. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


I. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


              Pioneer International Value Fund | Annual Report | 11/30/11     37

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets up to $500 million and 0.75% of the excess over $500 million. For the year ended November 30, 2011, the effective management fee (excluding waivers and/or assumptions of expenses) was equivalent to 0.85% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.45%, 2.35% and 2.35%, of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Fees waived and expenses reimbursed during the year ended November 30, 2011 are reflected on the Statements of Operations. Class Y shares do not have an expense limitation. These expense limitations are in effect through April 1, 2013 for Class A, Class B and Class C shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,582 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2011.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended November 30, 2011, such out-of-pocket expenses by class of shares were as follows:


--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                               $104,276
 Class B                                                                 13,625
 Class C                                                                 16,278
 Class Y                                                                  6,636
--------------------------------------------------------------------------------
   Total                                                               $140,815
================================================================================


Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $41,802 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30, 2011.


38    Pioneer International Value Fund | Annual Report | 11/30/11

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $964 in distribution fees payable to PFD at November 30, 2011.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2011, CDSCs in the amount of $7,137 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended November 30, 2011, the Fund's expenses were not reduced under such arrangements.


6. Forward Foreign Currency Contracts

At November 30, 2011, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended November 30, 2011 was $6,382,145,437. The Fund had no outstanding settlement contracts at November 30, 2011.


              Pioneer International Value Fund | Annual Report | 11/30/11     39

Open portfolio hedges at November 30, 2011 were as follows:

------------------------------------------------------------------------------------------------------------------
                     Net Contracts to
                     (Deliver)/Receive:               In Exchange For:
                     ------------------------------   -----------------------------------
                                                                                            Settle-   Net
                     In Local                         In Local                              ment      Unrealized
Currency             Currency          In USD         Currency               In USD         Date      Gain/(Loss)
------------------------------------------------------------------------------------------------------------------
JPY
(Japanese Yen)         (500,000,000)    (6,416,179)                           (6,451,000)   1/31/12   $ (34,821)
JPY
(Japanese Yen)         (950,000,000)   (12,189,254)   14,054,205,000 (KRW)   (12,256,900)   1/31/12     (67,646)
KRW
(South Korean Won)   14,054,205,000     12,189,254                            12,325,538    1/31/12     136,284
------------------------------------------------------------------------------------------------------------------
   Total                                                                                              $  33,817
==================================================================================================================


7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2011, the Fund had no borrowings under this agreement.


8. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of November 30, 2011 were as follows:

-------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments                      Asset Derivatives 2011           Liabilities Derivatives 2011
Under Accounting                         ---------------------------      -----------------------------
Standards Codification                   Balance Sheet                    Balance Sheet
(ASC) 815                                Location            Value        Location           Value
-------------------------------------------------------------------------------------------------------
 Forward Foreign Exchange Contracts*     Receivables        $136,284      Payables          $102,467
-------------------------------------------------------------------------------------------------------
   Total                                                    $136,284                        $102,467
=======================================================================================================

* Forward Foreign exchange contracts are shown as a net receivable on the Statement of Assets and Liabilities.


40    Pioneer International Value Fund | Annual Report | 11/30/11

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2011 was as follows:

------------------------------------------------------------------------------------------------
Derivatives Not                                                                  Change in
Accounted for as                                                 Realized        Unrealized
Hedging Instruments                                              Gain on         Gain or (Loss)
Under Accounting           Location of Gain or (Loss)            Derivatives     on Derivatives
Standards Codification     on Derivatives Recognized             Recognized      Recognized
(ASC) 815                  in Income                             in Income       in Income
------------------------------------------------------------------------------------------------
Forward Foreign            Net realized gain on forward          $244,585
 Exchange Contracts        foreign currency contracts and
                           other assets and liabilities
                           denominated in foreign
                           currencies

Forward Foreign            Change in unrealized gain (loss)                      $(117,991)
 Exchange Contracts        on forward foreign currency
                           contracts and other assets and
                           liabilities denominated in foreign
                           currencies


              Pioneer International Value Fund | Annual Report | 11/30/11     41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer International Value Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer International Value Fund (the "Fund"), including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Value Fund at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                       /s/ Ernst & Young LLP


Boston, Massachusetts
January 25, 2012


42    Pioneer International Value Fund | Annual Report | 11/30/11

ADDITIONAL INFORMATION (unaudited)

For the fiscal year ending November 30, 2011, the Fund has elected to pass through foreign tax credits of $717,799.


              Pioneer International Value Fund | Annual Report | 11/30/11     43

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer International Value Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2011 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the


44    Pioneer International Value Fund | Annual Report | 11/30/11

Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fourth quintile of its Morningstar category for the one and three year periods ended June 30, 2011 and in the fifth quintile of its Morningstar category for the five year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Fund's performance record and PIM's plan for improving the Fund's performance. The Trustees agreed that they would closely monitor the implementation of PIM's plan for improving the Fund's performance.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2011 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $500 million. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2011 was in


              Pioneer International Value Fund | Annual Report | 11/30/11     45
the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and


46    Pioneer International Value Fund | Annual Report | 11/30/11
resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


              Pioneer International Value Fund | Annual Report | 11/30/11     47

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


48    Pioneer International Value Fund | Annual Report | 11/30/11

Interested Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Chairman of the Board,   Trustee since 1992.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                                                Other Directorships
Name and Age                Principal Occupation                                                Held by this Trustee
---------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Non-Executive Chairman and a director of Pioneer Investment         None
                            Management USA Inc. ("PIM-USA"); Chairman and a director of
                            Pioneer; Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer Alternative
                            Investment Management Limited (Dublin) (until October 2011);
                            President and a director of Pioneer Alternative Investment
                            Management (Bermuda) Limited and affiliated funds; Deputy
                            Chairman and a director of Pioneer Global Asset Management S.p.A.
                            ("PGAM") (until April 2010); Director of PIOGLOBAL Real Estate
                            Investment Fund (Russia) (until June 2006); Director of Nano-C,
                            Inc. (since 2003); Director of Cole Management Inc. (2004 -
                            2011); Director of Fiduciary Counseling, Inc.; President and
                            Director of Pioneer Funds Distributor, Inc. ("PFD") (until May
                            2006); President of all of the Pioneer Funds; and Of Counsel,
                            Wilmer Cutler Pickering Hale and Dorr LLP
---------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Director, CEO and President of PIM-USA (since February 2007);       None
                            Director and President of Pioneer and Pioneer Institutional Asset
                            Management, Inc. (since February 2007); Executive Vice President of all of the Pioneer Funds (since March 2007); Director of
                            PGAM (2007 - 2010); Head of New Europe Division, PGAM
                            (2000 - 2005); and Head of New Markets Division, PGAM
                            (2005 - 2007)
---------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


              Pioneer International Value Fund | Annual Report | 11/30/11     49

Independent Trustees

----------------------------------------------------------------
                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
----------------------------------------------------------------
David R. Bock (67)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------
Mary K. Bush (63)    Trustee          Trustee since 1997.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Other Directorships
Name and Age         Principal Occupation                                                   Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)   Managing Partner, Federal City Capital Advisors (corporate             Director of Enterprise
                     advisory services company) (1997 - 2004 and 2008 - present);           Community Investment,
                     Interim Chief Executive Officer, Oxford Analytica, Inc. (privately     Inc. (privately held affordable
                     held research and consulting company) (2010); Executive Vice           housing finance company)
                     President and Chief Financial Officer, I-trax, Inc. (publicly traded   (1985 - 2010); Director of
                     health care services company) (2004 - 2007); and Executive             Oxford Analytica, Inc. (2008
                     Vice President and Chief Financial Officer, Pedestal Inc. (internet-   - present); Director of The Swiss
                     based mortgage trading company) (2000 - 2002)                          Helvetia Fund, Inc. (closed-
                                                                                            end fund) (2010 - present);
                                                                                            and Director of New York
                                                                                            Mortgage Trust (publicly
                                                                                            traded mortgage REIT)
                                                                                            (2004 - 2009)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)    Chairman, Bush International, LLC (international financial             Director of Marriott International,
                     advisory firm) (1991 - present); Senior Managing Director,             Inc. (2008 - present); Director of
                     Brock Capital Group, LLC (strategic business advisors) (2010 -         Discover Financial Services (credit
                     present); Managing Director, Federal Housing Finance Board             card issuer and electronic payment
                     (oversight of Federal Home Loan Bank system) (1989 - 1991);            services) (2007 - present); Former
                     Vice President and Head of International Finance, Federal              Director of Briggs & Stratton Co.
                     National Mortgage Association (1988 - 1989); U.S. Alternate            (engine manufacturer) (2004 - 2009);
                     Executive Director, International Monetary Fund (1984 - 1988);         Former Director of UAL Corporation
                     Executive Assistant to Deputy Secretary of the U.S. Treasury,          (airline holding company) (2006 - 2010);
                     U.S. Treasury Department (1982 - 1984); and Vice President             Director of ManTech International
                     and Team Leader in Corporate Banking, Bankers Trust Co.                Corporation (national
                     (1976 - 1982)
------------------------------------------------------------------------------------------------------------------------------------


50    Pioneer International Value Fund | Annual Report | 11/30/11

--------------------------------------------------------------------------
                                Position Held   Length of Service
Name and Age                    with the Fund   and Term of Office
--------------------------------------------------------------------------
Mary K. Bush (63) (continued)
--------------------------------------------------------------------------
Benjamin M. Friedman (67)       Trustee         Trustee since 2008.
                                                Serves until a successor
                                                trustee is elected or
                                                earlier retirement or
                                                removal.
--------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Other Directorships
Name and Age                    Principal Occupation                                           Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63) (continued)                                                                  security, defense, and intelligence
                                                                                               technology firm) (2006 - present);
                                                                                               Member, Board of Governors,
                                                                                               Investment Company Institute
                                                                                               (2007 - present); Member,
                                                                                               Board of Governors, Independent
                                                                                               Directors Council (2007 - present);
                                                                                               Former Director of Brady Corporation
                                                                                               (2000 - 2007); Former Director of
                                                                                               Mortgage Guaranty Insurance
                                                                                               Corporation (1991 - 2006); Former
                                                                                               Director of Millennium Chemicals,
                                                                                               Inc. (commodity chemicals) (2002 -
                                                                                               2005); Former Director, R.J. Reynolds
                                                                                               Tobacco Holdings, Inc. (tobacco)
                                                                                               (1999 - 2005); and Former Director of
                                                                                               Texaco, Inc. (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)       William Joseph Maier Professor of Political Economy, Harvard   Trustee, Mellon Institutional Funds
                                University (1972 - present)                                    Investment Trust and Mellon
                                                                                               Institutional Funds Master Portfolio
                                                                                               (oversaw 17 portfolios in fund
                                                                                               complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------


              Pioneer International Value Fund | Annual Report | 11/30/11     51

-----------------------------------------------------------------------
                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
-----------------------------------------------------------------------
Margaret B.W. Graham (64)   Trustee         Trustee since 1992.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-----------------------------------------------------------------------
Thomas J. Perna (61)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-----------------------------------------------------------------------
Marguerite A. Piret (63)    Trustee         Trustee since 1992.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-----------------------------------------------------------------------
Stephen K. West (83)        Trustee         Trustee since 1993.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-----------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Other Directorships
Name and Age                Principal Occupation                                               Held by this Trustee
----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (64)   Founding Director, Vice President and Corporate Secretary, The     None
                            Winthrop Group, Inc. (consulting firm) (1982 - present);
                            Desautels Faculty of Management, McGill University (1999 -
                            present); and Manager of Research Operations and Organizational
                            Learning, Xerox PARC, Xerox's Advance Research Center
                            (1990 - 1994)
----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)        Chairman and Chief Executive Officer, Quadriserv, Inc.             Director, Broadridge Financial
                            (technology products for securities lending industry)              Solutions, Inc. (investor
                            (2008 - present); private investor (2004 - 2008); and              communications and securities
                            Senior Executive Vice President, The Bank of New York              processing provider for financial
                            (financial and securities services) (1986 - 2004)                  services industry) (2009 - present);
                                                                                               and Director, Quadriserv, Inc.
                                                                                               (2005 - present)
----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)    President and Chief Executive Officer, Newbury, Piret & Company,   Director of New America High Income
                            Inc. (investment banking firm) (1981 - present)                    Fund, Inc. (closed-end investment
                                                                                               company) (2004 - present); and
                                                                                               member, Board of Governors,
                                                                                               Investment Company Institute
                                                                                               (2000 - 2006)
----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)        Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -         Director, The Swiss Helvetia
                            present); and Partner, Sullivan & Cromwell LLP (prior to 1998)     Fund, Inc. (closed-end investment
                                                                                               company); and Director, AMVESCAP,
                                                                                               PLC (investment manager) (1997 -
                                                                                               2005)
----------------------------------------------------------------------------------------------------------------------------------


52    Pioneer International Value Fund | Annual Report | 11/30/11

Fund Officers


-------------------------------------------------------------------------
                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
-------------------------------------------------------------------------
Christopher J. Kelley (46)   Secretary             Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------
Carol B. Hannigan (50)       Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------
Thomas Reyes (49)            Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------
Mark E. Bradley (52)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Treasurer   Since 2000. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------
Gary Sullivan (53)           Assistant Treasurer   Since 2002. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Other Directorships
Name and Age                 Principal Occupation                                                   Held by this Officer
--------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)   Vice President and Associate General Counsel of Pioneer since          None
                             January 2008 and Secretary of all of the Pioneer Funds since
                             June 2010; Assistant Secretary of all of the Pioneer Funds from
                             September 2003 to May 2010; and Vice President and Senior
                             Counsel of Pioneer from July 2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)       Fund Governance Director of Pioneer since December 2006 and            None
                             Assistant Secretary of all the Pioneer Funds since June 2010;
                             Manager -- Fund Governance of Pioneer from December 2003 to
                             November 2006; and Senior Paralegal of Pioneer from January
                             2000 to November 2003
--------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)            Counsel of Pioneer since June 2007 and Assistant Secretary of          None
                             all the Pioneer Funds since June 2010; and Vice President and
                             Counsel at State Street Bank from October 2004 to June 2007
--------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)         Vice President -- Fund Accounting, Administration and Controllership   None
                             Services of Pioneer; Treasurer of all of the Pioneer Funds
                             since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer
                             Funds from March 2004 to February 2008
--------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Vice President -- Fund Accounting, Administration and        None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)           Fund Accounting Manager -- Fund Accounting, Administration             None
                             and Controllership Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------


              Pioneer International Value Fund | Annual Report | 11/30/11     53

--------------------------------------------------------------------------
                        Position Held              Length of Service
Name and Age            with the Fund              and Term of Office
--------------------------------------------------------------------------
David F. Johnson (32)   Assistant Treasurer        Since 2009. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance Officer   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                                                            Other Directorships
Name and Age            Principal Occupation                                                Held by this Officer
------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)   Fund Administration Manager -- Fund Accounting, Administration      None
                        and Controllership Services since November 2008; Assistant
                        Treasurer of all of the Pioneer Funds since January 2009; and
                        Client Service Manager -- Institutional Investor Services at State
                        Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance Officer of Pioneer and of all the Pioneer Funds    None
                        since March 2010; Director of Adviser and Portfolio Compliance
                        at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                        October 2005
------------------------------------------------------------------------------------------------------------------


54    Pioneer International Value Fund | Annual Report | 11/30/11

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              Pioneer International Value Fund | Annual Report | 11/30/11     55
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56    Pioneer International Value Fund | Annual Report | 11/30/11
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              Pioneer International Value Fund | Annual Report | 11/30/11     57

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              Pioneer International Value Fund | Annual Report | 11/30/11     59
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60    Pioneer International Value Fund | Annual Report | 11/30/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: us.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the annual filing of its Form N-1A, totaled approximately $44,286 in 2011 and $44,286 in 2010.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended
November 30, 2011 and 2010.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $8,290 in 2011 and 2010, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services
provided to the Fund during the fiscal years ended
November 30, 2011 and 2010.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30, 2011 and 2010, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2011 and $8,290 in 2010.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VIII


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 27, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 27, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 27, 2012

* Print the name and title of each signing officer under his or her signature.